EXHIBIT 10.22

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of May 13, 2010, by and between SSGI, Inc., a Florida corporation (the “Company”), and Bobby L. Moore, Jr., an individual resident of the State of Florida (“Seller”).

WHEREAS, the Company and Seller are parties to that certain Stock Purchase Agreement, dated May 13, 2010 (the “Purchase Agreement”), pursuant to which the Company purchased from Seller all of the capital stock of B & M Construction Co., Inc., a Florida corporation, owned by Seller; and

WHEREAS, pursuant to the terms of the Purchase Agreement, the Company is required to give Seller certain registration rights with respect to the shares of common stock, par value $0.001 per share, of the Company received by Seller pursuant to the terms of the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

Section 1.	Incidental Registration.

(a)          If the Company at any time proposes to register any of its securities under the Securities Act (by reason of registration rights granted to any Person or otherwise) on any form other than Form S-4 or Form S-8 (or any similar form then in effect), whether or not for sale for its own account, and if the registration form proposed to be used may be used for the registration of Registrable Securities, the Company will in each such case give prompt written notice (and in any event at least 45 days prior written notice prior to effectiveness of such registration statement) to Seller of its intention to do so, such notice to specify the securities to be registered, the Proposed Amounts thereof and the date not less than 30 days thereafter by which the Company must receive Seller’s written indication of whether he will include his Registrable Securities in such registration statement and advising Seller of his rights under this Section 1.  Upon the written request of Seller made on or before the date specified in such notice (which request shall specify the Registrable Securities and the Proposed Amounts thereof intended to be disposed of by Seller), the Company will, to the extent permitted under Section 6, use its commercially reasonable efforts to cause all such Registrable Securities to be registered under the Securities Act (with the securities that the Company at the time proposes to register), to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by Seller of the Registrable Securities to be so registered.

(b)          Notwithstanding anything to the contrary in this Section 1, the Company shall have the right to discontinue any registration under this Section 1 at any time prior to the effective date of such registration if the registration of other securities giving rise to such registration under this Section 1 is discontinued.

Section 2.	Registration Procedures.

If and whenever the Company is required by the provisions of this Agreement to use its commercially reasonable efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

(a)          prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective;

(b)          prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period not to exceed 18 months (or such shorter period, but not less than six months, as shall be necessary to complete the distribution of the securities covered thereby) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by Seller set forth in such registration statement;

(c)          furnish to counsel for Seller and each underwriter of the securities being sold by Seller, at least 20 days prior to the filing thereof, such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such counsel may reasonably request, in substantially the form in which they are proposed to be filed with the Commission, in order to facilitate the public sale or other disposition of the Registrable Securities owned by Seller;

(d)          use its commercially reasonable efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each underwriter of the securities being sold by Seller (or Seller, in the absence of an underwriter) shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable Seller and his underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities owned by Seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (d), it would not be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction;

(e)          use its commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable Seller to consummate the disposition of such Registrable Securities;

(f)          notify Seller, at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to Seller and each underwriter a reasonable number of copies of a prospectus supplement or amendment so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g)         otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first day of the Company’s first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 adopted pursuant to the Securities Act;

(h)         provide a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(i)          enter into such agreements (including an underwriting agreement in customary form) and take such other actions as Seller shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(j)          make available for inspection by Seller, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by Seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company and cause all of the Company’s officers, directors, employees and the independent public accountants who have certified its financial statements to supply all information reasonably requested by Seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(k)         permit Seller to (i) participate in the preparation of such registration or comparable statement, (ii) require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of Seller should be included, and (iii) receive such documents and make such requests as Seller is entitled to under this Section 2; and

(l)          in the case of an underwritten offering, enable the Registrable Securities to be in such denominations and registered in such names as the underwriters may request at least five business days prior to the sale of the Registrable Securities.

Seller shall be deemed to have agreed by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (f) above, Seller will forthwith discontinue his disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until his receipt of the copies of the supplemented or amended prospectus contemplated by said subdivision and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in his possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.  In the event the Company shall give any such notice, the period mentioned in subdivision (b) above shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when Seller shall have received the copies of the supplemented or amended prospectus contemplated by subdivision (f) above.

Seller shall furnish to the Company in writing such information and documents regarding Seller and the distribution of such Registrable Securities as may be required to be disclosed in the registration statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdictions referred to in Section 2(d) hereof.

If any such registration or comparable statement refers to Seller by name or otherwise as the holder of any securities of the Company then (whether or not Seller is a selling shareholder) Seller shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to Seller and presented to the Company in writing, to the effect that the holding by Seller of such securities is not to be construed as a recommendation by Seller of the investment quality of the Company’s securities covered thereby and that such holding does not imply that Seller will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to Seller by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to Seller.

Section 3.	Registration Expenses.

In connection with any registration of Registrable Securities pursuant to Section 1, the Company will, whether or not any registration pursuant to this Agreement shall become effective, from time to time promptly upon receipt of bills or invoices relating thereto, pay all expenses (other than Selling Expenses, which shall be borne solely by Seller) incident to its performance of or compliance with this Agreement, including, without limitation, all registration, filing and FINRA fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants (including the expenses of any audit) and other persons retained by the Company, and reasonable fees and disbursements of one counsel or firm of counsel retained by Seller.

Section 4.	Indemnification.

(a)         The Company will, and hereby does, indemnify, to the extent permitted by law, Seller and each Person, if any, who controls Seller within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act or common law or otherwise), joint or several, caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement made in reliance on or in conformity with any information furnished in writing to the Company by Seller expressly for use therein.  If the offering pursuant to any registration statement provided for under this Agreement is made through underwriters, no action or failure to act on the part of such underwriters (whether or not such underwriter is an Affiliate of Seller) shall affect the Company’s obligations to indemnify Seller or any other Person pursuant to the preceding sentence.  If the offering pursuant to any registration statement provided for under this Agreement is made through underwriters, the Company agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each Person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act to the same extent as hereinbefore provided with respect to the indemnification of Seller; provided, however, that the Company shall not be required to indemnify any such underwriter, or any officer or director of such underwriter or any Person who controls such underwriter within the meaning of Section 15 of the Securities Act, to the extent that the loss, claim, damage, liability (or proceedings in respect thereof) or expense for which indemnification is claimed results from such underwriter’s failure to send or give a copy of the amended or supplemented final prospectus, at or prior to the written confirmation of the sale of Registrable Securities, to a Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such amended or supplemented final prospectus prior to such written confirmation and the underwriter was given notice of the availability of such amended or supplemented final prospectus.

In connection with any registration statement in which Seller is participating, Seller will furnish to the Company in writing such information as shall be reasonably requested by the Company for use in any such registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its officers and directors and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or necessary to make the statements therein not misleading, but only to the extent that such untrue statement is made in reliance on or in conformity with any information so furnished in writing by Seller expressly for use therein; provided, however, that Seller’s obligations hereunder shall be limited to an amount equal to the proceeds to Seller of the Registrable Securities sold pursuant to such registration statement.

Any Person entitled to indemnification under the provisions of this Section 4 shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party and such indemnifying party shall not be subject to any liability for any settlement made without its consent (which shall not be unreasonably withheld, conditioned or delayed); and any underwriting agreement entered into with respect to any registration statement provided for under this Agreement shall so provide.  In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect to such claim.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Seller or any Person, if any, who controls Seller as aforesaid, and shall survive the transfer of such securities by Seller.

(b)         If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other and the relative fault of the indemnifying party and the indemnified party and any other relevant equitable considerations.  Notwithstanding the foregoing, (i) Seller shall not be required to contribute any amount in excess of the amount Seller would have been required to pay to an indemnified party if the indemnity under subdivision (a) of this Section 4 was available, and (ii) no underwriter, if any, shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The obligation of any underwriters to contribute pursuant to this Section 4 shall be several in proportion to their respective underwriting commitments and not joint.

(c)          An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 4 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable.

Section 5.	Certain Limitations on Registration Rights.

In the case of a registration under Section 1 of this Agreement, if the Company or Seller has determined to enter into an underwriting agreement in connection therewith, all shares constituting Registrable Securities to be included in such registration shall be subject to such underwriting agreement and no Person may participate in such registration unless such Person agrees to sell such Person’s securities on the basis provided in the underwriting arrangements approved by Seller and completes and/or executes all questionnaires, indemnities, underwriting agreements and other reasonable documents which must be executed under the terms of such underwriting arrangements.

Section 6.	Allocation of Securities Included in Registration Statement.

In the case of a registration pursuant to Section 1, if the Company’s managing underwriter shall advise the Company and Seller in writing that the inclusion in any registration pursuant to this Agreement of some or all of the Registrable Securities sought to be registered by Seller creates a substantial risk that the proceeds or price per unit that will be derived from such registration will be reduced or that the number of securities to be registered is too large a number to be reasonably sold, (i) first, the number of Company Securities sought to be registered shall be included in such registration, and (ii) second, the number of Registrable Securities sought to be registered by Seller shall be included in such registration (unless such amount exceeds the maximum amount that such managing underwriter recommends be registered reduced by the number of shares of Company Securities to be included in such registration pursuant to clause (i), in which case the Company shall include in such registration the excess of such maximum amount over the number of Company Securities to be included pursuant to clause (i), allocated on the basis of the amount of Registrable Securities requested to be included therein by Seller).

Section 7.	Limitations on Sale or Distribution of Securities.

If a registration under this Agreement shall be in connection with an underwritten public offering, Seller shall be deemed to have agreed by acquisition of such Registrable Securities not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and to use Seller’s commercially reasonable efforts not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) within 10 days before or 120 days after the effective date of such registration statement.

Section 8.	Adjustments Affecting Registrable Securities.

The Company will not effect or permit to occur any combination or subdivision of shares that would adversely affect the ability of the holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration.  If the underwriter in any offering of Registrable Securities registered pursuant to this Agreement shall advise the Company and Seller in writing of the advisability of splitting the shares of such Registrable Securities in connection with such offering, the Company will effect such split, that, if under applicable law such split requires any approval of shareholders of the Company, the Company shall not be required to effect such split unless such approval shall be obtained (it being understood that the Company shall use its commercially reasonable efforts to obtain any such required approval).

Section 9.	Rule 144.

If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, without limitation, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(l) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of Seller, make publicly available other information), and will take such further action as Seller may reasonably request, all to the extent required from time to time to enable Seller to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.  Notwithstanding the foregoing, Seller acknowledges that the Company did not timely file with the Commission its Form 10-K for the period ended December 31, 2009.  The Company intends to file such Form 10-K with the Commission as soon as reasonably practicable.  Upon the request of Seller, the Company will deliver to Seller a written statement as to whether it has complied with such requirements.

Section 10.	Nominees for Beneficial Owners.

In the event that Registrable Securities are held by a nominee for Seller, Seller may, at his option and by written notice to the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by Seller pursuant to this Agreement.

Section 11.	Registration Rights to Others.

If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, such rights shall not be in conflict with or adversely affect any of the rights provided in this Agreement to Seller.

Section 12.	Definitions.

The following terms have the following respective meanings for the purpose of this Agreement:

Affiliate:  Any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person.  For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Commission:  The Securities and Exchange Commission or any other governmental body at the time administering the Securities Act.

Common Stock:  The Company’s authorized Common Stock, $0.001 par value, as constituted on the date of this Agreement, any stock into which such Common Stock may thereafter be changed and any stock of the Company of any other class, which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption, issued to the holder of shares of such Common Stock upon any reclassification thereof.

Company:  SSGI, Inc., a Florida corporation.

Company Securities:  Any securities proposed to be sold by the Company in the registration statement referred to.

Exchange Act:  The Securities Exchange Act of 1934, as amended, or any similar federal statute as at the time in effect, and any reference to a particular section of such Act shall include a reference to the comparable section, if any, of any such similar federal statute.

Person:  A corporation, an association, a partnership, a limited liability company, a joint venture, a trust, an organization, a business, an individual, a government or political subdivision thereof or a governmental body.

Proposed Amount:  With respect to any class of securities of the Company, the number of shares or units of such class which the holder thereof shall request the Company to register or which the Company shall propose to register pursuant to Section 1.

Registrable Securities:  Any Common Stock issued to Seller under the Purchase Agreement and held by Seller, and any Common Stock or other equity security issued or issuable to Seller by way of a stock dividend or stock split with respect to such Common Stock or in connection with a merger, consolidation or similar transaction; provided, however, that as to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force.

Securities Act:  The Securities Act of 1933, as amended, or any similar federal statute as at the time in effect, and any reference to a particular section of such Act shall include a reference to the comparable section, if any, of any such similar federal statute.

Selling Expenses:  All underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by Seller and, except as set forth in Section 3 hereof, all reasonable fees and disbursements of counsel for Seller.

Section 13.	Amendments and Waivers.

This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of Seller.

Section 14.	Notices.

Notices and other communications under this Agreement shall be in writing and shall be made by hand delivery, overnight courier, first-class mail, fax or email, as follows:

(a)         if to Seller to:

Bobby L. Moore, Jr.
4215 S.B. Merrion Road
Lakeland, Florida  33810
Fax: (863) 647-3794
rusty.moore@bmconstruction.com

with a copy to:

Fee & Jeffries, P.A.
1227 N. Franklin Street
Tampa, Florida 33602
Attn:  David M. Jeffries, Esq.
Fax: (813) 229-0046
djeffries@feejeffries.com

(b)         if to the Company to:

SSGI, Inc.
8120 Belvedere Road, Suite 4,
West Palm Beach, Florida  33411
Attn:  Larry M. Glasscock
Fax: (561) 202-6216
larry.glasscock@att.net

with a copy to:

Block & Garden, LLP
5949 Sherry Lane
Suite 900
Dallas, Texas 75225
Attn: Warren W. Garden, Esq.
Fax: (214) 866-0991
garden@bgvllp.com

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; 12:00 Noon (Eastern Standard Time) of the day following delivery to an overnight courier, if delivered by overnight courier; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt acknowledged, if faxed or emailed.  Each party may change its address for purposes of this Section 14 by proper notice to the other party.

Section 15.	Specific Performance.

The parties hereto recognize and agree that money damages may be insufficient to compensate Seller for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

Section 16.	Severability.

In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of Seller shall be enforceable to the fullest extent permitted by law.

Section 17.	Miscellaneous.

(a)         This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder of Registrable Securities.

(b)         This Agreement embodies the entire agreement and understanding between the Company and Seller with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter hereof.

(c)          THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF FLORIDA AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN SAID STATE.  Each of the Company and Seller (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of Florida and the courts of the State of Florida located in Palm Beach County, Florida, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that he or it is not personally subject to the jurisdiction of any such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

(d)         The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(e)         This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

SSGI, INC.

By:	/s/ Larry M. Glasscock
Larry M. Glasscock, Chief Executive Officer

/s/ Bobby L. Moore, Jr.
Bobby L. Moore, Jr.